UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 10, 2006
SPECTRALINK CORPORATION
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation or organization)

0-28180	84-1141188
(Commission file number)	(IRS Employer
Identification Number)

5755 Central Avenue, Boulder, Colorado	80301-2848
(Address of principal executive office)	(Zip code)
303-440-5330
(Registrant’s telephone number)
Not Applicable
(Former name, former address and former fiscal year, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     SpectraLink Corporation announced today that David Rosenthal will leave the company on September 10, 2006, to pursue other outside interests.
     Effective immediately, Mr. Rosenthal will step down as the company’s chief financial officer, executive vice president of finance and administration, corporate secretary and treasurer, and assume, at his current salary, the role of non-executive assistant to John Elms, the company’s president and CEO to assist with the transition.
     During the transition, Carolyn Smyth will assume the role of interim CFO and principle accounting officer. Ms. Smyth has been with the company since November 1999, first as corporate controller, and since November 2005, as revenue controller.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION
Date: April 10, 2006	By:	/s/ CAROLYN SMYTH
Carolyn Smyth,
Interim Chief Financial Officer and principle accounting officer on behalf of the Registrant